First Union National Bank
     Portfolio Management
     123 South Broad Street PA1310
     Philadelphia. Pennsylvania 19109-1199
     Fax 215 985-3143

April 9, 1997

Leak-X Environmental Corporation
Groundwater Recovery Systems, Inc.
Lexicon Environmental Associates, Inc.
790 E. Market Street, Suite 270
West Chester, PA. 19382-4806
Attn: Joyce A. Rizzo
Attn: George A. Nolan

Re:     Revolving Credit Agreement and Term Loan Agreement
        - Covenant Defaults

Dear Ms. Rizzo and Mr. Nolan:

Reference is made to (i) that certain Revolving Credit Agreement dated June 27, 1996 between Lexicon Environmental Associates, Inc. ("Lexicon") and Groundwater Recovery Systems, Inc. ("Groundwater") (Lexicon and Groundwater to be referred to collectively as "Co-Borrowers"), and First Union National Bank, formerly known as First Fidelity Bank, N.A. (the "Bank"); (ii) that certain Term Loan Agreement dated as of September 29, 1995 between Groundwater and the Bank; (iii) that certain Guaranty and Suretyship Agreement dated June 27, 1996 between Leak-X Environmental Corporation ("Leak-X") and the Bank (the "Leak-X Guaranty"); and (iv) that certain Guaranty and Suretyship Agreement dated September 25, 1995 between Leak-X, Lexicon and the Bank (the "Lexicon/Leak-X Guaranty"). The Revolving Credit Agreement, the Term Loan Agreement, the Leak-X Guaranty, the Lexicon/Leak-X Guaranty, and all other documents and instruments executed and delivered in connection therewith are collectively referred to herein as the "Loan Documents". All capitalized terms used but not defined herein shall have the meanings assigned in the Loan Documents.

The Leak-X Guaranty provides, inter alia, that:

Leak-X must maintain Consolidated Tangible Net Worth of not less than $450,000.00 at December 31, 1996.

Leak-X must maintain Consolidated Working Capital of not less than $275,000.00 at December 31, 1996.

The Term Loan Agreement provides, inter alia, that:

Groundwater must maintain a Minimum Tangible Net Worth of not less than $275,000.00 at December 31, 1996.

Groundwater must maintain a Maximum Total Liabilities to Tangible Net Worth of not more than 3.5:1 at December 31 , 1996.

April 9, 1997
Page Two (Revised)

Groundwater must maintain a Minimum Current Ratio of not less than 1.5:1 at December 31, 1996.

Groundwater must maintain Minimum Debt Service Coverage of not less than 1.4:1 at December 31, 1996.

As of December 31, 1996, the Bank has been informed that Leak-X has violated the above-referenced provisions of the Leak-X Guaranty. Additionally, Groundwater was in violation of all of the above-referenced provisions of the Term Loan Agreement.

Leak-X and the Co-Borrowers have requested the Bank's waiver of these defaults, and in consideration of the receipt of Subordination Agreements in form and substance acceptable to the Bank, executed by George A. Nolan and James G. Warburton, respectively, as Creditors, the Bank does hereby waive the defaults under these provisions. Further, the Bank has agreed to modify the covenants under the Leak-X Guaranty as follows:

Consolidated Minimum Tangible Net Worth, measured quarterly: Shall not be less than $1.00 at March 31, 1997 and at June 30, 1997. For purposes of measuring this covenant at March 31, 1997 only, amounts permanently subordinated by Messrs. Nolan and Warburton under the Subordination Agreement (that is to say $100,000.00) may be included in the calculation of Minimum Tangible Net Worth.

The Consolidated Minimum Working Capital covenant will be permanently waived up to and including the expiration of the Revolving Credit Agreement on 7/31/97.

With respect to the Term Loan Agreement, the Bank has agreed to waive all of the covenants through the maturity of this Agreement on December 1, 1998. The Bank will, however, reserve its right to substitute new covenants at a later date.

This waiver is limited to the defaults recited above and shall not be construed to be a waiver of any subsequent default under the referenced provisions, or of any defaults that may exist under any other provision of any of the Loan Documents. Except as described in this letter, the Bank reserves all of its rights under the Agreements, the other Loan Documents, and applicable law.

The Co-Borrowers and Leak-X, by signature below, represent and warrant that there exist no defaults or events of default under the Loan Documents other than those specifically waived herein. Please evidence your acceptance of the terms of this letter by having each party listed below sign and return to the Bank a copy of this letter bearing original signature. April 2, 1997
Page Three

Very truly yours,

FIRST UNION NATIONAL BANK



BY:  /s/ Suzanne Storm
     Suzanne Storm
     Senior Vice President


                         ACCEPTED AND AGREED TO:

                         Leak-X Environmental Corporation


Witness: /s/ Eileen E. Bartoli           BY: /s/ Joyce A. Rizzo
                                         Name: Joyce A. Rizzo
                                         Title: President

                                         Date: 4/14/97

                         Lexicon Environmental Associates, Inc.


Witness: /s/ Eileen E. Bartoli           By: /s/ Joyce A. Rizzo
                                         Name: Joyce A. Rizzo
                                         Title: President

                                         Date: 4/14/97

                         Groundwater Recovery Systems, Inc.


Witness: /s/ Eileen E. Bartoli            BY: /s/ George A. Nolan
                                          Name: George A. Nolan
                                          Title: President

                                           Date: 4/14/97

FIRST UNION

                          SUBORDINATION AGREEMENT

     This Subordination Agreement is entered into , April 14th 1997, by FIRST UNION NATIONAL BANK, whose address is 123 South Broad Street, Philadelphia, Pennsylvania ("Bank"), George A. Nolan ("Creditor") whose address is 13 Ardmoor Lane, Chadds Ford, Pennsylvania 19317, and Lexicon Environmental Associates, Inc., ("Obligor") whose address is 790 E. Market Street, #270, West Chester, Pennsylvania 19382 and Groundwater Recovery Systems, Inc., ("Obligor") whose address is 299B National Road, Exton, Pennsylvania 19341 ("Borrowers") and LEAK-X Environmental Corporation, ("Guarantor") whose address is 790 E. Market Street, #270, West Chester, Pennsylvania 19382.

     Bank has extended credit to Obligors under that certain Revolving Credit Note dated June 27, 1996, in an original amount of $750,000.00, ("Bank Debt") which Note Obligors have requested Bank extend or modify; Guarantor guaranteed said Note to Bank under Guaranty dated June 27, 1996; Groundwater Recovery Systems, Inc. owes Creditor $80,885.00 under that certain Promissory Note described below. Guarantor has guaranteed payment to the Creditor of $80,885.00 under said Promissory Note, under its Guaranty dated September 29, 1995.

     Bank has agreed to modify the terms of existing credit to the Obligors on the condition that Creditor fully subordinate repayment of that certain Promissory Note from Groundwater Recovery Systems, Inc. to creditor in an amount of $80,885.00 dated September 29, 1995, the ("LEAK-X Note") to guarantors obligation to Bank under its Guaranty and to repayment in full of obligors' Note to Bank.

     In consideration of Bank's modification of credit to Obligors, Bank, Creditor, Obligors and Guarantor agree as follows:

     Subordinated Debt: debt obligations described in the attached Schedule "A" and all renewals, extensions and modifications thereof owing by obligor, Groundwater Recovery Systems, Inc. to and by Guarantor under its guaranty, thereof Creditor are herein after referred to as Subordinated Debt.

     Agreement to Subordinate: Creditor and Obligors agree that Bank Debt shall be superior to and, except as otherwise provided herein, shall be fully paid before any part of the Subordinated Debt is paid.

     Payment of Subordinated Debt Prohibited: Obligors and Guarantor shall not, directly or indirectly, make or permit any payment or transfer of property or release any collateral for credit in reduction of Subordinated Debt; Creditor shall not demand, accept or receive any payment in reduction of Subordinated Debt or additional collateral for Subordinated Debt nor act to collect (including but not limited to, making demand or commencing litigation, bankruptcy, reorganization or liquidation proceedings against the Obligors), cancel, set-off, forgive, release, or otherwise discharge any Subordinated Debt. Creditor agrees that any sums or property received in reduction of the Subordinated Debt shall be received in trust for Bank and delivered immediately to Bank.

     Scheduled Payments Excepted: Notwithstanding the foregoing, Groundwater Recovery Systems, Inc. may make and Creditor may receive regularly scheduled interest payments and principal payments in the maximum amounts set forth on Schedule B in reduction of Subordinated Debt, so long as, at the time of each payment, all sums then due and payable under the Bank Debt shall have been fully paid in full, and no event or condition which constitutes or which, with notice or the lapse of time, or both, would constitute an event of default with respect to the Bank Debt shall be continuing. In no event shall Subordinated Debt be reduced to a principal amount of less than $50,000.00.

     Assignment of Subordinated Debt and Collateral: Creditor hereby grants Bank a security interest in and assigns to Bank all Subordinated Debt and all collateral of any kind and guarantees therefor including all instruments evidencing Subordinated Debt. Bank may file financing statements concerning the security interest hereby created.

     Bank appointed attorney-in-fact: Bank is hereby irrevocably appointed attorney-in-fact for Creditor with full power to act instead of Creditor to sign financing statements reflecting the assignment of Subordinated Debt and collateral and guarantees therefor and to act in all matters concerning the Subordinated Debt including the right to make, present, file and vote proofs of claim against Obligors on account of all or part of the Subordinated Debt and receive and collect any dividends thereon, foreclose under any mortgage or security agreements or otherwise take possession of and sell collateral and collect against any guarantees and apply proceeds of such dividends, sale or collection to reduction of Subordinated Debt and to compromise or settle any claim related thereto.

     Subordinated Legend: The parties hereto will cause any note and any other instrument which may evidence Subordinated Debt from time to time to be endorsed with the following legend:

     The indebtedness evidenced by this instrument is subordinated to the prior payment of the Bank Debt (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated April 14, 1997, in favor of FIRST UNION NATIONAL BANK."

     The parties hereto each will further mark the appropriate books of account to reflect the effect of this Agreement. Creditor agrees to deliver to Bank, upon written request, all instruments evidencing Subordinated Debt or collateral or guarantees therefor endorsed in blank.

     Subordinated Instrument to Bank: Creditor shall deliver any note and any other instrument which may evidence Subordinated Debt or collateral or guarantees therefor to Bank to hold in its possession under the assignment granted herein. Such instruments shall be returned to Creditor when the subordination granted herein terminates.

     Limitation on Modification of Subordinated Debt: Groundwater Recovery Systems, Inc. and Creditor shall not, without the prior written consent of Bank, modify, extend, supplement or increase Subordinated Debt.

     Further Assurance: Creditor, Obligors and Guarantor shall execute and deliver to Bank such further instruments and shall take such further action as Bank may from time to time reasonably request in order to carry out the provisions and intent of this Agreement and to confirm that Bank Debt is entitled to the benefits of this Agreement and shall not act or permit any action prejudicial to or inconsistent with the priority position of Bank Debt over Subordinated Debt created by this Agreement.

     Rights of Subrogation: Creditor agrees that no payment or distribution to Bank pursuant to the provisions of this Agreement shall entitle the Creditor to exercise any rights of subrogation in respect thereof until Bank Debt is finally and unavoidably paid in full.

     Representations, Warranties and Covenants: Creditor represents, warrants and covenants that now and until all Bank Debt is fully paid, the Subordinated Debt is owned solely by Creditor and shall not be subject to any set off, security interests, liens, charges, subordinations other than this Agreement, assignments or encumbrances; is payable solely to the Creditor; is not and shall not be subject to any guaranty or surety; and is not in default. Creditor covenants that Creditor shall not sell, assign or otherwise transfer Subordinated Debt. Groundwater Recovery Systems, Inc. represents and warrants that the Subordinated Debt is due and payable according to its terms.

     Termination of Subordination: This Agreement and the subordination granted herein shall terminate when Bank Debt is finally and unavoidably paid. Bank Debt shall be deemed not to be paid in full, for purposes of this Agreement, so long as the Bank has any obligation with respect to the Bank Debt, to make further advances to Obligors. However, this Agreement and the subordination granted herein shall continue to be effective or be reinstated if any payment of Bank Debt is rescinded, avoided, or for any reason returned by Bank because of any adverse claim or threatened action as though such payment had not been made.

     Remedies: Upon violation of this Agreement by Creditor, Guarantor or Obligors, the Bank may accelerate the maturity of Bank Debt and Subordinated Debt so that all Bank Debt and Subordinated Debt is immediately due and payable. Creditor shall pay to Bank all sums received by Creditor paid in violation of this agreement and Bank shall have all remedies of Creditor against collateral for Subordinated Debt. Bank is entitled to specific performance of this Agreement and Obligors and Creditor waive any defense based upon adequacy of remedy at law which may be asserted as a bar to the remedy of specific performance. No failure on the part of Bank to exercise or delay in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any partial exercise of any rights or remedies hereunder preclude any other or further exercise of such or additional rights or remedies. The remedies provided herein are cumulative of any other remedies provided by law or otherwise held against Creditor, Obligors or Guarantor.

     Miscellaneous: Waiver of Notice: Creditor waives notice of the acceptance of this Agreement by Bank. Severability: If any provision of this Agreement is found to be invalid or unenforceable, the remainder of such provision and all other provisions of this Agreement shall be valid and enforceable as if such unenforceable provision were not written. Notices: Any notices, demands or requests shall be sufficiently given Creditor or Bank if in writing and mailed or delivered to the address shown above or to another address as provided herein and in the event either party hereto changes its address at prior to the date Bank Debt paid in full, that party shall promptly give written notice to the other party of such change of address by registered or certified mail, return receipt requested, all charges prepaid. Continuing
Agreement: This Agreement shall be binding upon the parties and their respective successors and assigns. Assignment: Bank may assign or transfer its rights with respect to any Bank Debt to any person or entity, and such transferee shall thereupon become vested with all the rights in respect thereof granted to Bank herein. Modification: This Agreement is irrevocable and no waiver or modification of any provision of this Agreement shall be valid unless in writing and signed by all parties hereto.

     WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW OBLIGORS, GUARANTOR AND CREDITOR BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE.

     OBLIGORS, GUARANTOR, CREDITOR AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

     IN WITNESS WHEREOF, Bank, Creditor, Guarantor and Obligors have signed and sealed this instrument as of the day and year first above written.


                           /s/ George A. Nolan
                    Name: George A. Nolan, Creditor

                    Address:     13 Ardmoor Lane
                              Chadds Ford Pennsylvania 19317



                    LEAK-X Environmental Corporation, Guarantor


                    By:  /s/ Joyce A. Rizzo
                         Joyce A. Rizzo, Chief Executive Officer


                    Lexicon Environmental Associates Inc., Obligor


                    By:  /s/ Joyce A. Rizzo
                         Joyce A. Rizzo, President



                    Groundwater Recovery Systems, Inc., Obligor


                    BY:  /s/ George A. Nolan
                         George A. Nolan, President



                    FIRST UNION NATIONAL BANK


                    By: /s/ Suzanne Storm
                         Suzanne S. Storm, Senior Vice President


                                  SCHEDULE A

                               SUBORDINATED DEBT


           George A. Nolan in the amount of $80,885.00


                                    SCHEDULE B

                           PRINCIPAL AND INTEREST PAYMENTS

                                  George A. Nolan

Month              Principal    Interest            Balance on Note
March 1997         $4,412.14     $2,022.13          $80,885.00
April 1997          4,412.14          0.00           76,472.86
May 1997            4,412.14          0.00           72,060.72
June 1997           4,412.14      1,801.52           67,648.58
July 1997           4,412.14          0.00           63,236.44
August 1997         4,412.14          0.00           58,824.30
September 1997      4,412.14      1,470.61           54,412.16

Total             $30,884.98     $5,294.26          $50,000.02

FIRST UNION

                            SUBORDINATION AGREEMENT

     This Subordination Agreement is entered into April 14, 1997, by FIRST UNION NATIONAL BANK, whose address is 123 South Broad Street, Philadelphia, Pennsylvania ("Bank"), James G. Warburton ("Creditor") whose address is P. O. Box 37, Unionville, Pennsylvania 19375, and Lexicon Environmental
Associates, Inc., ("Obligor") whose address is 790 E. Market Street, #270, West Chester, Pennsylvania 19382 and Groundwater Recovery Systems, Inc., ("Obligor") whose address is 299B National Road, Exton, Pennsylvania 19341 ("Borrowers") and LEAK-X Environmental Corporation, ("Guarantor") whose address is 790 E. Market Street, #270, West Chester, Pennsylvania 19382.

     Bank has extended credit to Obligors under that certain Revolving Credit Note dated June 27, 1996, in an original amount of $750,000.00, ("Bank Debt") which Note Obligors have requested Bank extend or modify; Guarantor guaranteed said Note to Bank under Guaranty dated June 27, 1996; Groundwater Recovery Systems, Inc. owes Creditor $80,885.00 under that certain Promissory Note described below. Guarantor has guaranteed payment to the Creditor of $80,885.00 under said Promissory Note, under its Guaranty dated September 29, 1995.

     Bank has agreed to modify the terms of existing credit to the Obligors on the condition that Creditor fully subordinate repayment of that certain Promissory Note from Groundwater Recovery Systems, Inc. to creditor in an amount of $80,885.00 dated September 29, 1995, the ("LEAK-X Note") to guarantors obligation to Bank under its Guaranty and to repayment in full of obligors' Note to Bank.

     In consideration of Bank's modification of credit to Obligors, Bank, Creditor, Obligors and Guarantor agree as follows:

     Subordinated Debt: debt obligations described in the attached Schedule "A" and all renewals, extensions and modifications thereof owing by obligor, Groundwater Recovery Systems, Inc. to and by Guarantor under its guaranty, thereof Creditor are herein after referred to as Subordinated Debt.

     Agreement to Subordinate: Creditor and Obligors agree that Bank Debt shall be superior to and, except as otherwise provided herein, shall be fully paid before any part of the Subordinated Debt is paid.

     Payment of Subordinated Debt Prohibited: Obligors and Guarantor shall not, directly or indirectly, make or permit any payment or transfer of property or release any collateral for credit in reduction of Subordinated Debt; Creditor shall not demand, accept or receive any payment in reduction of Subordinated Debt or additional collateral for Subordinated Debt nor act to collect (including but not limited to, making demand or commencing litigation, bankruptcy, reorganization or liquidation proceedings against the Obligors), cancel, set-off, forgive, release, or otherwise discharge any Subordinated Debt. Creditor agrees that any sums or property received in reduction of the Subordinated Debt shall be received in trust for Bank and delivered immediately to Bank.

     Scheduled Payments Excepted: Notwithstanding the foregoing, Groundwater Recovery Systems, Inc. may make and Creditor may receive regularly scheduled interest payments and principal payments in the maximum amounts set forth on Schedule B in reduction of Subordinated Debt, so long as, at the time of each payment, all sums then due and payable under the Bank Debt shall have been fully paid in full, and no event or condition which constitutes or which, with notice or the lapse of time, or both, would constitute an event of default with respect to the Bank Debt shall be continuing. In no event shall Subordinated Debt be reduced to a principal amount of less than $50,000.00.

     Assignment of Subordinated Debt and Collateral: Creditor hereby grants Bank a security interest in and assigns to Bank all Subordinated Debt and all collateral of any kind and guarantees therefor including all instruments evidencing Subordinated Debt. Bank may file financing statements concerning the security interest hereby created.

     Bank appointed attorney-in-fact: Bank is hereby irrevocably appointed attorney-in-fact for Creditor with full power to act instead of Creditor to sign financing statements reflecting the assignment of Subordinated Debt and collateral and guarantees therefor and to act in all matters concerning the Subordinated Debt including the right to make, present, file and vote proofs of claim against Obligors on account of all or part of the Subordinated Debt and receive and collect any dividends thereon, foreclose under any mortgage or security agreements or otherwise take possession of and sell collateral and collect against any guarantees and apply proceeds of such dividends, sale or collection to reduction of Subordinated Debt and to compromise or settle any claim related thereto.

     Subordinated Legend: The parties hereto will cause any note and any other instrument which may evidence Subordinated Debt from time to time to be endorsed with the following legend:

     The indebtedness evidenced by this instrument is subordinated to the prior payment of the Bank Debt (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated April 14, 1997, in favor of FIRST UNION NATIONAL BANK."

     The parties hereto each will further mark the appropriate books of account to reflect the effect of this Agreement. Creditor agrees to deliver to Bank, upon written request, all instruments evidencing Subordinated Debt or collateral or guarantees therefor endorsed in blank.

     Subordinated Instrument to Bank: Creditor shall deliver any note and any other instrument which may evidence Subordinated Debt or collateral or guarantees therefor to Bank to hold in its possession under the assignment granted herein. Such instruments shall be returned to Creditor when the subordination granted herein terminates.

     Limitation on Modification of Subordinated Debt: Groundwater Recovery Systems, Inc. and Creditor shall not, without the prior written consent of Bank, modify, extend, supplement or increase Subordinated Debt.

     Further Assurance: Creditor, Obligors and Guarantor shall execute and deliver to Bank such further instruments and shall take such further action as Bank may from time to time reasonably request in order to carry out the provisions and intent of this Agreement and to confirm that Bank Debt is entitled to the benefits of this Agreement and shall not act or permit any action prejudicial to or inconsistent with the priority position of Bank Debt over Subordinated Debt created by this Agreement.

     Rights of Subrogation: Creditor agrees that no payment or distribution to Bank pursuant to the provisions of this Agreement shall entitle the Creditor to exercise any rights of subrogation in respect thereof until Bank Debt is finally and unavoidably paid in full.

     Representations, Warranties and Covenants: Creditor represents, warrants and covenants that now and until all Bank Debt is fully paid, the Subordinated Debt is owned solely by Creditor and shall not be subject to any set off, security interests, liens, charges, subordinations other than this Agreement, assignments or encumbrances; is payable solely to the Creditor; is not and shall not be subject to any guaranty or surety; and is not in default. Creditor covenants that Creditor shall not sell, assign or otherwise transfer Subordinated Debt. Groundwater Recovery Systems, Inc. represents and warrants that the Subordinated Debt is due and payable according to its terms.

     Termination of Subordination: This Agreement and the subordination granted herein shall terminate when Bank Debt is finally and unavoidably paid. Bank Debt shall be deemed not to be paid in full, for purposes of this Agreement, so long as the Bank has any obligation with respect to the Bank Debt, to make further advances to Obligors. However, this Agreement and the subordination granted herein shall continue to be effective or be reinstated if any payment of Bank Debt is rescinded, avoided, or for any reason returned by Bank because of any adverse claim or threatened action as though such payment had not been made.

     Remedies: Upon violation of this Agreement by Creditor, Guarantor or Obligors, the Bank may accelerate the maturity of Bank Debt and Subordinated Debt so that all Bank Debt and Subordinated Debt is immediately due and payable. Creditor shall pay to Bank all sums received by Creditor paid in violation of this agreement and Bank shall have all remedies of Creditor against collateral for Subordinated Debt. Bank is entitled to specific performance of this Agreement and Obligors and Creditor waive any defense based upon adequacy of remedy at law which may be asserted as a bar to the remedy of specific performance. No failure on the part of Bank to exercise or delay in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any partial exercise of any rights or remedies hereunder preclude any other or further exercise of such or additional rights or remedies. The remedies provided herein are cumulative of any other remedies provided by law or otherwise held against Creditor, Obligors or Guarantor.

     Miscellaneous: Waiver of Notice: Creditor waives notice of the acceptance of this Agreement by Bank. Severability: If any provision of this Agreement is found to be invalid or unenforceable, the remainder of such provision and all other provisions of this Agreement shall be valid and enforceable as if such unenforceable provision were not written. Notices: Any notices, demands or requests shall be sufficiently given Creditor or Bank if in writing and mailed or delivered to the address shown above or to another address as provided herein and in the event either party hereto changes its address at prior to the date Bank Debt paid in full, that party shall promptly give written notice to the other party of such change of address by registered or certified mail, return receipt requested, all charges prepaid. Continuing
Agreement: This Agreement shall be binding upon the parties and their respective successors and assigns. Assignment: Bank may assign or transfer its rights with respect to any Bank Debt to any person or entity, and such transferee shall thereupon become vested with all the rights in respect thereof granted to Bank herein. Modification: This Agreement is irrevocable and no waiver or modification of any provision of this Agreement shall be valid unless in writing and signed by all parties hereto.

     WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW OBLIGORS, GUARANTOR AND CREDITOR BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE.

     OBLIGORS, GUARANTOR, CREDITOR AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

     IN WITNESS WHEREOF, Bank, Creditor, Guarantor and Obligors have signed and sealed this instrument as of the day and year first above written.


                          /s/ James G. Warburton
                    Name: James G. Warburton, Creditor

                    Address:     P. O. Box 37
                                 Unionville, Pennsylvania 19375



                    LEAK-X Environmental Corporation, Guarantor


                    By: /s/ Joyce A. Rizzo
                         Joyce A. Rizzo, Chief Executive Officer


                    Lexicon Environmental Associates Inc., Obligor


                    By: /s/ Joyce A. Rizzo
                         Joyce A. Rizzo, President



                    Groundwater Recovery Systems, Inc., Obligor


                    BY: /s/ George A. Nolan
                         George A. Nolan, President


                    FIRST UNION NATIONAL BANK


                    By: /s/ Suzanne Storm
                         Suzanne S. Storm, Senior Vice President


                                   SCHEDULE A

                                 SUBORDINATED DEBT


            James G. Warburton in the amount of $80,885.00


                                     SCHEDULE B

                           PRINCIPAL AND INTEREST PAYMENTS

                                 James G. Warburton

Month                   Principal    Interest            Balance on Note
March 1997              $4,412.14    $2,022.13           $80,885.00
April 1997               4,412.14         0.00            76,472.86
May 1997                 4,412.14         0.00            72,060.72
June 1997                4,412.14     1,801.52            67,648.58
July 1997                4,412.14         0.00            63,236.44
August 1997              4,412.14         0.00            58,824.30
September 1997           4,412.14     1,470.61            54,412.16

Total                    $30,884.98  $5,294.26           $50,000.02